UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021 (April 19, 2021)

LUCKWEL PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Cambridgepark Drive, Suite 301,Cambridge	MA 02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code +1 (617) 430 5222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

On April 20, 2021, Luckwel Pharmaceuticals Inc. (the “Company”) entered Subscription Agreements with six (6) individuals (the “Investors”), pursuant to which the Company, in a private placement, agreed to issue and sell to the Investors an aggregate of 300,000 restricted shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a price per share of $0.40 for gross proceeds of approximately $120,000 (the “Private Placement”).

The Company retained Dikais Lee as the placement agent pursuant to a Placement Agent Agreement dated April 19, 2021 for the Private Placement and agreed to pay him a fee equal to 5.0% of the aggregate gross proceeds from the Private Placement.

The representations, warranties and covenants contained in the Subscription Agreements and Placement Agent Agreement were made solely for the benefit of the parties to the Subscription Agreements and Placement Agent Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreements and Placement Agent Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Subscription Agreements and Placement Agent Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing description of the Subscription Agreements and Placement Agent Agreement is qualified in its entirety by reference to the form of Subscription Agreement and Placement Agent Agreement, a copy of which are attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated in this Item 1.01 by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 3.02. The issuance of our common stock pursuant to the Subscription Agreements will be exempt from registration pursuant to the provisions of Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended and Regulation S under the Securities Act for purposes of the Private Placement of the shares of common stock as such shares have not been offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) or persons in the United States.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement.

10.2	Placement Agent Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKWEL PHARMACEUTICALS INC.

Date: April 26, 2021		/s/ Kingrich Lee
	Name:	Kingrich Lee
	Title:	Chief Executive Officer and Chief Financial Officer